As filed with the Securities and Exchange Commission on July 22, 2008
File Nos. 811-09607
333-88517

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	14	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	16	[X]

(Check appropriate box or boxes)

FAIRHOLME FUNDS, INC.
(Exact name of Registrant as Specified in Charter)

4400 BISCAYNE BLVD
MIAMI, FL 33137
(Address of Principal Executive Office)
305-358-3000
(Registrant's Telephone Number, including Area Code)

MR. BRUCE R. BERKOWITZ
FAIRHOLME CAPITAL MANAGEMENT, LLC
4400 BISCAYNE BLVD
MIAMI, FL 33137
(Name and address of agent for Service)

Copies of Communications to:
Mr. Paul M. Miller
Seward & Kissel, LLP
1200 G Street, N.W.
Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on July 22, 2008 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940, as amended. Therefore, no registration fee is due with this filing.

THE FAIRHOLME FUND
A No-Load, Non-Diversified
Capital Appreciation Fund
(the “Fund”)

PROSPECTUS

July 22, 2008

A Series of
FAIRHOLME FUNDS, INC.
(the “Company”)

4400 Biscayne Blvd.
Miami, FL  33137

FAIRHOLMEFUNDS.COM
1-866-202-2263

Managed by
FAIRHOLME CAPITAL MANAGEMENT, L.L.C.
(the “Manager”)

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

THE FAIRHOLME FUND	3
The Fund’s Investment Objective	3
The Fund’s Principal Investment Strategies	3
The Principal Risks of Investing in the Fund	4
The Fund’s Past Performance	6
The Fund’s Fees and Expenses	9
An Example of Expenses Over Time	10
THE FUND'S MANAGER	10
The Fund’s Manager	10
The Fund’s Portfolio Management Team	11
Other Support Personnel and Support Services	12
Conflicts of Interest	12
BUYING AND SELLING SHARES OF THE FUND	13
INVESTING IN THE FUND	13
Determining Share Prices	13
Minimum Investment Amounts	14
Opening and Adding to Your Account	14
Purchasing Shares by Mail	15
Purchasing Shares by Wire Transfer	15
Purchases Through Financial Service Organizations	16
Purchasing Shares Through Automatic Investment Plan	16
Purchasing Shares by Telephone	17
Miscellaneous Purchase Information	17
Policies Regarding Frequent Trading of Fund Shares	18
HOW TO SELL (REDEEM) YOUR SHARES	20
By Mail	21
Signature Guarantees	21
By Telephone	22
By Wire	22
Redemption at the Option of the Fund	22
Redemption Fee	23
Redemptions in-Kind	23
DIVIDENDS AND DISTRIBUTIONS	23
TAX CONSIDERATIONS	24
GENERAL INFORMATION	24
FINANCIAL HIGHLIGHTS	26
FOR MORE INFORMATION	27

2

THE FAIRHOLME FUND
(the “Fund”)

The Fund’s Investment Objective

The Fund’s investment objective is long-term growth of capital.

The Fund’s Principal Investment Strategies

Fairholme Capital Management, LLC (the “Manager”) attempts under normal circumstances to achieve the Fund’s investment objective by:

•
Investing in securities of public companies, including but not limited to, equity securities, such as common stocks, partnership interests, business trust shares, convertible securities, and rights and warrants to subscribe for the purchase of such equity securities without regard to market capitalization or other categorizations; and

•	Normally holding a focused portfolio consisting primarily of equity securities.

The Fund’s primary strategy uses fundamental analysis to identify certain attractive characteristics of publicly-traded companies.  Such characteristics may include, but are not limited to: stress-tested owner/managers; sensible capital allocation policies; strong competitive positions; participation in stressed industries having reasonable prospects for recovery; potential for long-term growth; low market prices in relation to tangible asset values; relatively high returns on invested capital; and relatively high free cash flow yields.  The Manager defines free cash flow as the cash a company would generate annually from operations after all cash outlays necessary to maintain the business in its current condition.

The Fund also intends to invest in “special situations” to achieve its objective.  A special situation arises when the securities of a company are expected to appreciate within a reasonable time due to company-specific developments rather than general business conditions or movements of the market as a whole.  Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations, mergers, management changes and technological developments.  Investments in special situations may be either equity securities or fixed-income securities, such as corporate debt, which may be in a distressed position as a result of economic or company specific developments.  “Special situation” investments may include high yield fixed-income securities or “junk bonds” (i.e., securities that are rated below investment grade by Standard & Poor’s (“S&P”) or by another nationally recognized statistical rating organization (“NRSRO”) or similar unrated securities).

In total, the Fund attempts to buy securities priced to generate long-term total returns significantly above those of general stock indexes and U.S. Treasuries.

3

The Fund may invest in securities of non-U.S. companies, including but not limited to, depository receipts and similar equity securities, corporate debt securities and short-term debt obligations of foreign governments and other foreign money-market instruments. Short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by S&P or a similar rating by another NRSRO.  Other debt securities of non-U.S. companies may be purchased without regard to NRSRO ratings and would generally fall under the category of “special situations.”  Securities issued by non-U.S. companies are referred to as foreign securities.

Subject to applicable legal restrictions, the Fund may also invest in securities of a company for the purpose of affecting the management or control of the company although it is not the intention of the Fund or the Manager to unilaterally control any company.

Cash Reserves.  Although the Fund normally holds a focused portfolio consisting primarily of equity securities, the Fund is not required to be fully invested in equity securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including, but not limited to, U.S. Government securities, money-market funds, repurchase agreements and other high quality money market instruments.  From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments.  The Fund believes that a certain amount of liquidity in the Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities.  Under adverse market conditions when the Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a significant percentage of the Fund’s total assets.  When the Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objectives.

The Fund may also use other investment strategies, which are described in the Fund’s Statement of Additional Information (“SAI”).

The Principal Risks of Investing in the Fund

General Risks.  All investments are subject to inherent risks, and an investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund.  When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will fluctuate reflecting day-to-day changes in market conditions, interest rates and numerous other factors.

Market Risk.  The stock and bond markets can trade in random or cyclical price patterns, and prices can fall over sustained periods of time.  The value of the Fund’s investments will fluctuate as the stock or bond markets fluctuate and could decline over short- or long-term periods.

Focused Portfolio and Non-Diversification Risks.  The Fund attempts to invest in a limited number of companies. Accordingly, the Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).  To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities become permanently impaired. The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund can invest a greater percentage of its assets in fewer securities than a diversified fund.  The Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing the Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company.  Additionally, the NAV of a non-diversified fund generally is more volatile, and a shareholder may have a greater risk of loss if he or she redeems during a period of high volatility.  Lack of broad diversification also may cause the Fund to be more susceptible to economic, political or regulatory events than a diversified fund.

4

Special Situation Risk.  Investments in special situations may involve greater risks when compared to the Fund’s other strategies due to a variety of factors.  Mergers, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail.  Expected developments may not occur in a timely manner, or at all.  Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment.  Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment.

Foreign Securities Risk.  The Fund has the ability to invest in foreign securities, and, from time to time, a significant percentage of the Fund’s assets may be composed of foreign investments. Such investments involve greater risk in comparison to domestic investments for the following reasons: foreign companies may not be subject to the same degree of regulation as U.S. companies, and there may be less publicly available information about foreign issuers than U.S. companies; foreign companies may not be subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes, and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar.  Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

Currency Risk.  The Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities.

Interest Rate Risk.  The Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates.  Investments subject to interest rate risk will usually decrease in value when interest rates rise and rise in value when interest rates decline.  Also, fixed-income securities with long maturities typically experience a more pronounced change in value when interest rates change.

Credit Risk.  The Fund’s investments are subject to credit risk.  An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations.  Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value.  The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.  The Fund does not rely on third party credit ratings to select its investments.

5

Small- to Medium-Capitalization Risk.  The Fund has the ability to invest in securities of companies with small to medium market capitalizations.  Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community and have more volatile share prices.  Also, companies with smaller market capitalizations often lack management depth, have narrower market penetrations, less diverse product lines and fewer resources than larger companies.  Moreover, the securities of such companies often have less market liquidity and as a result, their stock prices often react more strongly to changes in the marketplace.

High Yield Security Risk.  Investments in fixed-income securities that are rated below investment grade by one or more NRSROs (“high yield securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities.  High yield securities are also generally considered to be subject to greater market risk than higher-rated securities.  The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.  In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities.

The market for high yield securities may be less liquid than the market for higher-rated securities.  This can adversely affect the Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.

Control and Substantial Positions Risk.  To the extent it invests in the securities of a company for the purpose of affecting the management or control of the company, the Fund is subject to risks other than a possible decline in the value of the investment.  These risks include the risk that the Fund may be subject to additional legal and regulatory requirements as a result of the investment, including requirements limiting further investment or restricting the Fund’s ability to dispose of or hedge the investment.  The Fund may incur significant, additional expenses in connection with the investment, and there is no guarantee that the expenses will be recouped.  The Fund may be exposed to various legal claims by the company and its security holders or creditors as result of the investment.  These claims include claims that the Fund, as a control person or significant shareholder of the company, is liable for violations by the company of securities or other laws or has a fiduciary responsibility to other shareholders in connection with the Fund’s voting or investment decisions with respect to its holdings of the company’s shares.

Further discussion about other risks of investing in the Fund may be found in the Fund’s SAI.

The Fund’s Past Performance

The bar chart and table set out below show the historical returns and risks of investing in the Fund by showing changes in the Fund’s yearly performance over the lifetime of the Fund and by showing how the Fund’s average annual returns for one year, five years and over the life of the Fund compare to the performance of the S&P 500 Index.  The Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

6

PERFORMANCE BAR CHART

Annual Returns for Calendar Year Periods Ending December 31

The year-to-date return was -3.55% as of March 31, 2008.

Best Quarter: 3rd Qtr 2000 +20.73%                                                                                                Worst Quarter: 1st Qtr 2003 –6.03%

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PERFORMANCE TABLE

Average Annual Total Return for Periods Ending on December 31, 2007

Portfolio Returns	One Year	Five Year	Since Inception (1)
Return Before Taxes	12.35%	18.23%	17.40%
Return After Taxes on Distributions (2)	11.84%	17.82%	16.97%
Return After Taxes on Distributions and Sale of Fund Shares (2)	8.37%	15.99%	15.49%
S&P 500 Index (3)	5.49%	12.82%	1.71%

(1)           The Fund commenced operations on December 29, 1999.

(2)           The theoretical “after-tax” returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state or local taxes.  Your actual “after-tax” returns depend on your individual tax situation and may differ from the returns shown above.  Also, “after-tax” return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The “after-tax” returns shown in the table reflect past tax effects and are not predictive of future tax effects.

(3)           The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization.  The Index assumes reinvestment of all dividends and distributions.  Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses, or taxes.

8

The Fund’s Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (1) (as a percentage of total amount redeemed)	2.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses That Are Deducted From Fund Assets)
Management Fees (2)	1.00%
Distribution (12b-1) Fees	None
Other Expenses (2)	0.00%
Acquired Fund Fees and Expenses (2) (3)	0.01%
Total Annual Fund Operating Expenses	1.01%

(1) The redemption fee applies to the proceeds of Fund shares that are redeemed within 60 days of purchase, with limited exceptions.  See the “Redemption Fee” section below for more information as to when the redemption fee will apply.  The redemption fee is paid to the Fund.  Shareholders will be charged a fee by the Transfer Agent for outgoing wire transfers, returned checks and stop payment orders.

(2) Pursuant to the Investment Management Agreement, the Company pays a management fee to the Manager for its provision of investment advisory and operating services to the Company.  Pursuant to the Investment Management Agreement, the Manager is responsible for paying all Fund expenses, including, but not limited to, transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, directors’ fees, call center, fulfillment, travel, insurance, rent, printing, postage and other office supplies, except for commissions and other brokerage fees, taxes, interest, litigation expenses, acquired fund fees for investing in money market funds and other extraordinary expenses.

(3) Acquired Fund Fees and Expenses are those expenses incurred indirectly by the Fund as a result of investments in shares of one or more investment companies, including, but not limited to, money market funds. Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus.

9

An Example of Expenses Over Time

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions whether or not you redeem all your shares at the end of those periods.  This example assumes that your investment returns 5% each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$103	$322	$558	$1,236

THE FUND'S MANAGER

The Fund’s Manager

The Manager is located at 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.  The Manager is a Delaware limited liability company and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  As of December 31, 2007, the Manager reported assets under management in excess of $9.0 billion.

The Manager’s principal business and occupation is to provide financial management and advisory services to individuals, corporations, partnerships and other entities throughout the world.  The Manager has been the investment adviser to the Fund since its inception.  The Manager manages the investment portfolio of the Fund, and manages, or arranges to manage, all other business affairs of the Fund under an Investment Management Agreement.

Pursuant to the Investment Management Agreement, the Company pays a management fee to the Manager for its provision of investment advisory and operating services to the Company.  The management fee is paid at an annual rate equal to 1.00% of the daily average net assets of the Fund.  Under the Investment Management Agreement, the Manager is responsible for paying all Fund expenses including, but are not limited to, expenses for the following services: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, directors’ fees, call center, fulfillment, travel, insurance, rent, printing, postage and other office supplies, except for commissions and other brokerage fees, taxes, interest, litigation expenses, acquired fund fees and related expenses, and other extraordinary expenses.

The Investment Management Agreement (the “Agreement”) was approved by the Company’s Board of Directors (the “Board”) at its meeting held on March 18, 2008 (the “Board Meeting”) and by the Fund’s shareholders at an Annual Meeting of shareholders held on May 19, 2008 and adjourned to May 23, 2008 .  At the Board Meeting, the Directors considered a number of factors that they determined were material to the approval of the Agreement.  The principal areas of review by the Directors were the nature and quality of the services provided by the Manager and the reasonableness of the fees charged for those services.  A more complete discussion of the approval of the Investment Management Agreement may be found in the Fund’s Semi-Annual Report for the fiscal period ended May 31, 2008.

10

The Fund’s Portfolio Management Team

The Fund is managed by a portfolio management team whose lead member, Bruce R. Berkowitz, is the Managing Member of the Manager. He has served as a member of the portfolio management team since the Fund’s inception.  Mr. Berkowitz is also President and a Director of the Company.  Mr. Berkowitz has been Managing Member and Chief Investment Officer of the Manager since the Manager’s inception in 1997.  Mr. Berkowitz has approximately 24 years of investment management experience.  Mr. Berkowitz is also a director and audit committee member of TAL International and White Mountains Insurance Group, which are both listed on the New York Stock Exchange.

Listed below are the members of the portfolio management team , who are equally responsible for the day-to-day management of the Fund’s portfolio. These members advise Mr. Berkowitz prior to executing transactions on behalf of the Fund.

Charles M. Fernandez is an Analyst and the Chief Operating Officer of the Manager and serves as the Secretary of the Company.   He has served as a member of the portfolio management team since January 2008. From 2003 until 2007, Mr. Fernandez was the President of Lakeview Health Systems LLC, a privately-held healthcare company, where he continues to serve as a Director.  From 1999 to 2003, Mr. Fernandez was the Chief Executive Officer of Big City Radio, Inc., a publicly traded owner and developer of radio stations.  Additionally, from 1997 to 2003, he held various positions with IVAX Corporation, a publicly-traded manufacturer of generic drugs, serving most recently as a Director, and Chairman of the Audit Committee of the Board of Directors.  Mr. Fernandez has 23 years of management experience.

Paul R. Thomson is an Analyst and the Chief Financial Officer of the Manager and currently serves as the Treasurer of the Company. He has served as a member of the portfolio management team since January 2008 . From 2004 to 2007, Mr. Thomson held various positions with Colliers-Seeley, Inc., a full service real estate brokerage firm, most recently as Managing Director and previously as Chief Financial Officer.  From 1996 to 2004, Mr. Thomson was Vice-President, Chief Financial Officer, and Treasurer of Big City Radio, Inc., a publicly traded owner and developer of radio stations.  He is a Certified Public Accountant and a member of the Institute of Chartered Accountants of England and Wales.  Mr. Thomson has 29 years of experience in public accounting and financial management.

Keith D. Trauner is a Senior Analyst and Chief Compliance Officer of the Manager and a Director of the Company.   He has served as a member of the portfolio management team since the Fund’s inception. Mr. Trauner was the Secretary/Treasurer of the Company from 2002 through February 2008 and has been a member of the portfolio management team since 2005.  Mr. Trauner joined the Manager in February 1999 and has 27 years of investment management experience.

11

The Company does not directly compensate any personnel of the Manager, including members of the portfolio management team.  The Fund’s SAI provides additional information about the compensation of the members of the portfolio management team, as well as (i) other accounts managed by the portfolio management team and (ii) ownership of the Fund’s securities by members of the portfolio management team.

Other Support Personnel and Support Services

Other personnel of the Manager who provide support to the portfolio management team, but who are not responsible for the day-to-day management of the Fund’s portfolio, include Joe Mara, Chief Investor Relations Officer for the Manager, and a number of analysts of the Manager.

In addition, the Manager receives contract research, analytical and administrative services from FCM Advisors, LLC, whose Managing Member is Larry S. Pitkowsky, formerly a senior analyst of the Manager and member of the portfolio management team, who has approximately 20 years of experience.  Mr. Pitkowsky is also a Vice-President of the Company.

FCM Services, Inc. operates a call center and provides certain administrative services for the Fund and other of the Manager’s clients.  FCM Services, Inc. receives compensation for Fund services from the Manager, at the Manager’s expense.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, serves as fund accountant and transfer agent (“Transfer Agent”) under separate agreements with the Company.

Conflicts of Interest

In addition to acting as the manager to the Fund, the Manager acts as the general partner, managing member or investment manager to other pooled investment vehicles as well as the investment adviser for individual, corporate and retirement accounts for U.S. and non-U.S. clients.  Although it is the policy of the Manager to treat all clients fairly and equitably, and the Manager has adopted policies and procedures designed to ensure that no particular client will be disadvantaged by the activities of other clients, there may be inherent conflicts of interest that may, from time to time, affect the Fund.  The Board reviews potential conflicts to ensure that the Fund is not disadvantaged.  In addition, the Codes of Ethics of the Manager and the Fund contain additional provisions designed to ensure that conflicts of interest are minimized among the Fund and other clients of the Manager.

As a consequence of size, investment powers and founding documents, the individual accounts, funds, partnerships and limited liability companies managed or advised by the Manager may pursue strategies not available to the Fund and may invest in securities in which the Fund does not participate. In some circumstances, the Fund may pursue strategies or purchase investments that are not purchased for other accounts of the Manager.  As a result of pursuing different strategies and objectives, the performance of these accounts may be materially better or worse than that of the Fund.

12

BUYING AND SELLING SHARES OF THE FUND

INVESTING IN THE FUND

Determining Share Prices

Shares of the Fund are offered at each share’s NAV. The per share NAV is calculated by (1) adding the value of Fund investments, cash and other assets, (2) subtracting Fund liabilities, and then (3) dividing the result by the number of shares outstanding.  The Fund’s per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business and is based on closing prices of the Fund’s portfolio securities as of the close of regular trading hours on the NYSE, currently 4:00 p.m., Eastern Standard Time.  NAV is calculated as soon as practicable following the close of regular trading on the NYSE.  In the event that the NYSE closes early, NAV will be determined based on the prices of the Fund’s portfolio securities at the time the NYSE closes.

The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio.  Securities for which quotations are not available or are deemed unreliable and any other assets are valued at fair market value as determined in good faith by the Manager pursuant to the Fund’s fair value pricing procedures, subject to the review and supervision of the Board.  The Manager may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded, suspension of trading in the security, or the release of significant news after the close of regular trading on the NYSE.  In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S. markets are open.  When the Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company specific developments or broad market moves, may affect the value of foreign securities held by the Fund.  This is because the Fund calculates its NAV based on closing prices of the portfolio’s securities as of the close of trading on the NYSE, which gives rise to the possibility that events may have occurred in the interim that would affect the value of these securities.  Consequently, the Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund.  While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed income securities or other assets held by the Fund.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

13

Minimum Investment Amounts

Your purchase of Fund shares is subject to the following minimum investment amounts:

Type of Account	Minimum Investment To Open Account	Minimum Subsequent Investments
Regular IRAs	$2,500 $2,500	$1,000 $1,000

Automatic Investment Plan Members

Type of Account	Minimum Investment To Open Account	Minimum Subsequent Investments
Regular IRAs	$2,500 $2,500	$250 per month minimum $250 per month minimum

The amounts reflected above shall be effective for new AIP members after September 1, 2008.  The minimum for accounts opened prior to September 1, 2008, shall be $1,000 for the initial investments in an IRA account and $100 for subsequent investments in Regular Accounts and IRA accounts.  Shareholders who are AIP members prior to September 1, 2008 may continue to make subsequent investments in the amount of $100.

Opening and Adding to Your Account

You can invest in the Fund by mail, wire transfer and through participating financial service professionals.  After you have established your account and made your first purchase, you may also make subsequent purchases by telephone or through an automatic payment plan.  Any questions you may have can be answered by calling Fund Shareholder Servicing (“Shareholder Services”) toll free at 1-866-202-2263.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

As requested on the account application (the “Application”), you must supply your full name, date of birth, social security number or taxpayer identification number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you need additional assistance when completing your Application, please call 1-866-202-2263 and a representative from Shareholder Services will help you.

The Fund may accept or reject an account without explanation.  If the Fund has questions about a customer’s identity, it may disallow transactions for the account until confirming information is received.  Furthermore, the Fund reserves the right to close such an account within five business days if requested information/documentation is not received.

14

Purchasing Shares by Mail

To make your initial investment in the Fund, complete the Application, make a check payable to The Fairholme Fund, and mail the completed Application and check to:

U.S. Mail:	Fairholme Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:	Fairholme Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents and takes no responsibility for their actions.

To make subsequent purchases, make a check payable to The Fairholme Fund and mail the check to the above-mentioned address.  Be sure to note your Fund account number on the check.

Purchasing Shares by Wire Transfer

Before you wire funds for an initial investment, the Transfer Agent must have a completed Application.  You may send an Application to the Transfer Agent by mail or overnight delivery service.  If you plan to wire funds on the same day you open your account, the Fund will accept a fax copy of the Application; however, the Transfer Agent will still require the original Application.  Upon receipt of your completed Application, the Transfer Agent will establish an account for you and assign an account number.  So that your monies may be correctly applied to your account, your bank’s wire instructions must read as follows and must contain the name of the Fund, the name of the shareholder account and the account number assigned by the Transfer Agent.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
The Fairholme Fund
(Your Name & Account Number)

15

Prior to sending subsequent investments, please contact Shareholder Services at 1-866-202-2263 so that the Fund knows to expect your wire transfer.  This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m., Eastern Standard Time, to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Purchases Through Financial Service Organizations

Certain financial organizations such as broker-dealers, banks and service providers have made arrangements with the Fund so that an investor may purchase or redeem shares through such organizations.  In certain situations, the financial organizations may designate another financial entity to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received purchase or redemption instructions when a financial organization receives the instructions, provided that the instructions are in “Proper Form” as defined in this Prospectus and have been transmitted in a timely manner.  Client orders received prior to the close of the NYSE (currently 4:00 p.m., Eastern Standard Time), will be priced at the Fund’s NAV next calculated following the close of regular trading on that day.  If you are a client of a securities broker or other financial organization, such organizations may charge a separate transaction fee or a fee for administrative services in connection with investments in Fund shares and may impose different account minimums and other requirements.  These fees and requirements would be in addition to those imposed by the Fund.  If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).  Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.  If for any reason your financial institution is not able to accommodate your purchase request, please call Shareholder Services toll-free at 1-866-202-2263 to find out how you can purchase Fund shares.

Publications other than those distributed by the Fund may contain comparisons of Fund performance to the performance of various indices and investments for which reliable data is widely available.  These publications may also include averages, performance rankings or other information prepared by Morningstar, Lipper or other recognized organizations providing mutual fund statistics.  The Fund is not responsible for the accuracy of any data published by third party organizations.

Purchasing Shares Through Automatic Investment Plan

Subsequent to your initial investment, you may make additional purchases at regular intervals through the Automatic Investment Plan (the “Plan”).  The Plan provides a convenient method to have money deducted directly from your checking or savings account for investment in shares of the Fund.  In order to participate in the Plan, your financial institution must be a member of the Automated Clearing House (“ACH”) network however the account being debited may not be a mutual fund or “pass through” account.  Each purchase under the Plan must be a minimum of $250 per month.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the Plan, please complete the Plan section on the Application or call Shareholder Services at 1-866-202-2263.  Any request to change or terminate your Plan should be submitted to the Transfer Agent five days prior to effective date.  The Fund may alter, modify, amend or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so.

16

Purchasing Shares by Telephone

To purchase shares by telephone, an account authorizing such purchases must be established prior to your call.  Your initial purchase of shares may not be made by telephone and each telephone purchase must be a minimum of $1,000 for both regular accounts and IRA accounts.  Shares purchased by telephone will be purchased at the per share NAV next determined after the Transfer Agent receives your order for shares.  Please call Shareholder Services toll-free at 1-866-202-2263 for details.

You may make telephone purchases if you have an account at a bank that is a member of the ACH network.  Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

Miscellaneous Purchase Information

The Fund reserves the right to refuse or accept Applications or purchase orders and reserves the right to waive the minimum investment amounts.  Purchase orders will not be accepted unless they are in “Proper Form.”  Proper Form with respect to purchase orders generally means that an acceptable form of payment accompanies the purchase order and the purchase order includes:

(1)	Your account number;
(2)	The number of shares to be purchased or the dollar value of the amount to be purchased;
(3)	Any required signatures of all account owners exactly as they are registered on the account;
(4)	Any required signatures guarantees; and
(5)	Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

Acceptable forms of payment include: wire transfer or check drawn on a U.S. bank, savings and loan association or credit union.  Furthermore, for the protection of existing shareholders, payment for purchase orders exceeding $500,000 is accepted: (i) if payment is made by check and the amount of the check is cleared by the U.S. bank, savings and loan association or credit union upon which the check is drawn; or (ii) if payment is by wire transfer and the funds are received by the Fund.  All checks must be in U.S. dollars drawn on a domestic bank.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Fund shares.  We are unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

17

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept Applications or purchase orders under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any Application.

A purchase order placed with the Transfer Agent in Proper Form received prior to 4:00 p.m., Eastern Standard Time, will be processed on the day it is received.  A purchase order in Proper Form received after 4:00 p.m., Eastern Standard Time, will result in the order being processed on the following business day.

If you place an order to purchase Fund shares through a securities broker and you place your order in Proper Form before 4:00 p.m., Eastern Standard Time, on any business day in accordance with its procedures, your order will be processed at the NAV next calculated following the close of regular trading on the NYSE that day, provided the securities broker or intermediary transmits your order to the Transfer Agent in a timely manner in accordance with the rules established by the Fund and current regulatory requirements.  The securities broker or intermediary must send to the Transfer Agent immediately available funds in the amount of the purchase price within one business day of placing the order.

After you have established your account and made your first purchase, you may also make subsequent purchases by telephone.  Please note that all telephone orders are subject to verification.  In addition, Fund purchases in excess of $500,000 will be subject to the payment requirements described in this section.

Consistent with current regulatory requirements, it is permissible for financial intermediaries and retirement plan record keepers to aggregate mutual fund orders received prior to 4:00 p.m., Eastern Standard Time, and transmit them to the Transfer Agent after 4:00 p.m., Eastern Standard Time.

Policies Regarding Frequent Trading of Fund Shares

The Fund was created as a vehicle for long-term investors and not for those who wish to frequently trade shares.  Management and the Board do not believe that investors or speculators seeking to profit from day-to-day fluctuations in stock prices and mutual fund portfolios as a whole should be shareholders of the Fund.  In the opinion of the Fund’s management and the Board, short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including disruptions in carrying out the Fund’s investment strategies, increases in administrative and transactions costs, and potential dilution from traders successful at seeking short-term profits.

18

A portion of the Fund’s portfolio may be allocated to investments in foreign securities and such allocation may cause the Fund to be susceptible to short-term trading strategies.  This is because foreign securities are typically traded on markets that close before the time the Fund calculates its NAV at 4:00 p.m., Eastern Standard Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities.  The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price.  It is intended that the use of the Fund’s fair value pricing procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV.  While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the market-timing policies discussed below, will significantly reduce a shareholder’s ability to engage in strategies detrimental to other Fund shareholders.

In order to discourage behavior that can potentially hurt the Fund and its long-term shareholders, the Fund and the Board have adopted policies and procedures with respect to market timing and the frequent purchase and redemption of Fund shares, including the imposition of a redemption fee of 2% on the value of shares redeemed within 60 days of purchase (see the section titled “Redemption Fee” below).  Under its market timing policies and procedures, the Fund will rely on its Chief Compliance Officer to work in conjunction with the Transfer Agent (or another Fund agent) to monitor trading patterns that may constitute abusive market timing activities.  The Chief Compliance Officer will make the final determination regarding whether a particular trading pattern constitutes abusive market timing.  If the Chief Compliance Officer determines that impermissible market-timing has occurred, future purchases may be restricted or prohibited.  However, sales of Fund shares back to the Fund or redemptions will continue as permitted by the terms disclosed in the Prospectus.

The ability of the Fund and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations.  In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors.  Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as brokers and retirement plans.  These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions.  In these circumstances, the identity of the shareholders often is not known to the Fund.  The Fund will seek to enter into agreements with financial intermediaries so that comparable surveillance and reporting procedures can be applied to omnibus accounts as will be applied to non-omnibus accounts.  However, there is no guarantee that the reporting and surveillance procedures will be the same across all financial intermediaries or that they will be successful in detecting abusive market timing practices.

19

HOW TO SELL (REDEEM) YOUR SHARES

You may sell your shares at any time.  You may request the sale of your shares either by mail or by telephone.

Proper Form with respect to redemption requests generally means that the redemption requests include:

1)          Your account number;
2)          The number of shares to be redeemed or the dollar value of the amount to be redeemed;
3)          All required signatures of all account owners exactly as they are registered on the account;
4)          Any required signature guarantees; and
5)          Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

A redemption order placed with the Transfer Agent in Proper Form received prior to 4:00 p.m., Eastern Standard Time, will be processed on the day it is received.  A redemption order in Proper Form received after 4:00 p.m., Eastern Standard Time, will result in the order being processed on the following business day. The redemption price you receive will be the Fund’s per share NAV next calculated after receipt of the redemption request in Proper Form.

If you place an order to redeem Fund shares through a securities broker and you place your order in Proper Form before 4:00 p.m., Eastern Standard Time, on any business day in accordance with their procedures, your order will be processed at the NAV next calculated following the close of regular trading on the NYSE that day, provided the securities broker or intermediary transmits your order to the Transfer Agent in a timely manner in accordance with the rules established by the Fund and current regulatory requirements.

Payment of redemption proceeds will generally be made within three business days of the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.  If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears or for 15 days, whichever comes first.

20

By Mail

Sale requests should be mailed via U.S. mail or overnight courier service to:

U.S. Mail:	Fairholme Funds, Inc. c/o U.S Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Overnight:	Fairholme Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents and takes no responsibility for their actions.

Signature Guarantees

A signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	Written requests to wire redemption proceeds (if not previously authorized on the account);
•	When establishing or modifying certain services on an account;
•	If a change of address was received by the Transfer Agent within the last 15 days; and
•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

21

By Telephone

If you elected to use telephone redemption on your Application when you initially purchased shares, you may redeem up to a $50,000 value of your Fund shares by calling Shareholder Services toll-free at 1-866-202-2263.  Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record.  Wires are subject to a $15 fee.  There is no charge if redemption proceeds are sent via the ACH system and credit is generally available within three business days.  If a request has been made to change the address of the account and was received by the Fund or the Transfer Agent within 15 days of the redemption request, you may not redeem by telephone. Once a telephone transaction has been placed, it cannot be canceled or modified.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine.  Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions.  Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost or expense for acting upon telephone instructions that are believed to be genuine.  The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss.  As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as those outlined above.  If the Fund fails to follow such procedures, it may be liable for losses that result from such failure.

By Wire

You may request that the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System.  Wires are subject to a $15 fee.

Redemption at the Option of the Fund

If the value of the shares in your account falls below $2,000, the Fund may notify you that, unless your account is increased to $2,000 in value, it will redeem all of your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption.  You will have 30 days after notice to bring the account up to $2,000 before any action is taken.  The Fund reserves this right because of the expense to the Fund of maintaining relatively small accounts.  This right of redemption shall not apply if the value of your account drops below $2,000 as the result of market action.  The Fund also reserves the right to cause the redemption of any shareholder if it believes that the continued ownership of such shareholder may adversely affect the Fund or its other shareholders.

22

Redemption Fee

The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed within 60 days of their purchase.  For purposes of applying the fee, the first day of the period will be the settlement date.  Shares will be redeemed on a first-in, first-out (FIFO) basis.  The redemption fee is paid to the Fund for the benefit of remaining shareholders, and is intended to discourage short-term trading of Fund shares and to offset the trading costs, market impact and other costs associated with short-term trading in Fund shares.   The Fund reserves the right to waive the redemption fee if it is determined that such waiver is consistent with the best interests of the Fund and its long-term shareholders.

The redemption fee is not imposed in the following situations :

▪	periodic distributions from retirement accounts (including IRAs and retirement plans),
▪	redemption of reinvested distributions,
▪
when the Fund cannot identify the beneficial owner in certain omnibus accounts if the Fund has received assurances that a system allowing for the redemption fee will be implemented within a reasonable time when and if required by any relevant regulation,

▪	when the shares are redeemed in certain hardship situations, including but not limited to, death or disability of the shareholder,
▪	shares redeemed by the Fund,
▪	shares redeemed to return an excess contribution to an IRA account, or
▪	shares redeemed in connection with qualified default investment alternatives.

Redemptions in-Kind

The Fund reserves the right to satisfy a redemption request by distributing portfolio securities.  The Fund has committed pursuant to its Rule 18f-1 election to pay redeeming shareholders in cash for all redemptions less than $250,000 or 1% of the NAV of the Fund within any 90-day period.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income.  Net investment income will be distributed at least annually.  The Fund’s net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid and a capital loss when it sells a security for less than it paid.  The Fund will make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) once a year as required.

Unless you elect in writing to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund.  You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

23

TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income.  Distributions of qualified dividend income by the Fund may be eligible for preferential tax rates.  Distributions of capital gains are taxable based on the Fund’s holding period, either short- or long-term, regardless of the length of time shares in the Fund have been held. Distributions are generally taxable, whether received in cash or reinvested in additional shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

Redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  You should consult a tax adviser regarding the effect of federal, state, local and foreign taxes on an investment in the Fund.

GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares.  Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.  Written confirmations are issued for all share transactions.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar or similar nationally recognized rating services and financial publications that monitor mutual fund performance.  The Fund may also, from time to time, compare its performance to one or more appropriate market or economic indices.

The Board has approved the Codes of Ethics (the “Codes”) of the Company and Manager.  The Board is responsible for overseeing the implementation of the Company’s Code.  The Codes govern investment personnel who may have knowledge of the investment activities of the Fund.  The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to the Fund.  The Fund and the Manager have filed copies of their respective Codes with the SEC. Copies of the Codes may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov).  Copies may be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

24

The Board also has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act.  The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

The Fund has adopted proxy voting policies and procedures under which the Fund votes proxies relating to securities held by the Fund (the “Proxy Voting Policy”).  The Fund’s primary consideration in its Proxy Voting Policy is the financial interests of the Fund and its shareholders.  The Proxy Voting Policy is included as an exhibit to the Fund’s SAI, which is available, upon request and without charge, by calling Shareholder Services toll-free at 1-866-202-2263.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling Shareholder Services toll-free at 1-866-202-2263 and (ii) on the SEC’s website at www.sec.gov.

The Fund has established a policy with respect to the disclosure of its portfolio holdings. A description of this policy is provided in the SAI.

25

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years of operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  Information for the fiscal years ended November 30, 2007, 2006, 2005 and 2004 has been derived from financial statements audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, whose report along with the Fund’s financial statements, are included in the Fund’s annual report, which is available without charge by contacting Shareholder Services.  Information for the 2003 fiscal year was derived from financial statements audited by the Fund’s former independent registered public accounting firm.
	For the Fiscal Year Ended 11/30/2007		For the Fiscal Year Ended 11/30/2006		For the Fiscal Year Ended 11/30/2005		For the Fiscal Year Ended 11/30/2004		For the Fiscal Year Ended 11/30/2003

NET ASSET VALUE, BEGINNING OF YEAR	$29.40	$ $$	25.45	$$	22.36	$$	18.08	$$	15.14

Investment Operations
Net Investment Income/(Loss)	0.26	**	0.31	**	0.38	**	0.01		(0.02)
Net Realized and Unrealized
Gain on Investments	3.05		4.34		3.31		4.28		3.09
Total from Investment Operations	3.31		4.65		3.69		4.29		3.07

Distributions
From Net Investment Income	(0.24)		(0.22)		(0.07)		—		(0.00)*
In Excess of Net Investment Income	—		—		—		—		(0.03)
From Realized Capital Gains	(0.17)		(0.48)		(0.53)		(0.01)		(0.10)
Total Distributions	(0.41)		(0.70)		(0.60)		(0.01)		(0.13)

NET ASSET VALUE, END OF YEAR	$32.30	$$	29.40	$$	25.45	$$	22.36	$$	18.08

TOTAL RETURN	11.42%		18.71%		16.84%		23.71%		20.50%

Ratios/Supplemental Data
Net Assets, End of Year (in 000’s)	$6,463,009	$$	3,701,457	$$	1,440,868	$$	235,018	$$	88,968
Ratio of Expenses to Average Net Assets:
Before Expenses Reimbursed	1.00%		1.00%		1.00%		1.00%		1.00%
After Expenses Reimbursed	1.00%		1.00%	***	1.00%		1.00%		1.00%
Ratio of Net Investment Income/(Loss) to
Average Net Assets	0.85%		1.12%		1.55%		0.05%		(0.13)%
Portfolio Turnover Rate	14.10%		20.27%		37.36%		23.33%		12.66%

* Represents less than $0.01.
** Based on average shares outstanding.
*** Expenses reimbursed represent less than 0.01%.

26

BACK COVER

FOR MORE INFORMATION

Additional information about the Fund is available in annual and semi-annual reports to shareholders and the SAI.  The SAI contains more details regarding the Fund’s organization, investment strategies, service providers and policies.  A current SAI, dated March 31, 2008, has been filed with the SEC and is incorporated by reference into this Prospectus.  The Fund’s latest annual report for the fiscal year ended November 30, 2007 contains audited financial information concerning the Fund and a discussion of the factors that affected the Fund’s performance during the Fund’s last fiscal year.

Copies of the Fund’s SAI and shareholder reports are available without charge.  For shareholder inquiries, other information and to request a copy of the Fund’s SAI or annual or semi-annual report, please contact the Company at:

Fairholme Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
or
1-866-202-2263

A copy of requested document(s) will be mailed to you no later than three business days of the receipt of your request.  Immediate access of requested documents can be found at www.fairholmefunds.com.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850.  Reports and other information about the Fund are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov).  Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Investment Company Act No. 811-09607

27

PRIVACY POLICY

(THIS INFORMATION IS NOT A PART OF THE PROSPECTUS)

Protecting personal information is a priority for the Fund and its privacy policy has been designed to support this objective.  The Fund may collect non-public personal information about you in the following ways: from information provided by you on applications or other forms submitted to the Fund or to the Transfer Agent; and from information arising from your investment in the Fund.

The Fund utilizes electronic, procedural and physical controls in keeping with industry standards and procedures.  For example, the Fund authorizes access to your personal and account information on a needs information only basis to personnel utilizing this information to provide products or services.

The Fund does not disclose any non-public personal information about you, except as required by the Manager or the Fund’s other service providers to fulfill their obligations to the Fund or as required by law.  For example, the Fund has entered into arrangements with the Manager to provide management services to the Fund and discloses information that you have provided to the Fund to the Manager in connection with the Manager’s responsibilities to the Fund.  The Fund requires that the Manager and its other service providers maintain privacy policies and procedures designed to safeguard Fund information, including non-public personal information about you.

STATEMENT OF ADDITIONAL INFORMATION

July 22, 2008

THE FAIRHOLME FUND
(the “Fund”)

the sole Series of
FAIRHOLME FUNDS, INC.
(the “Company”)

4400 Biscayne Blvd.
Miami, FL 33137

TELEPHONE: 1-866-202-2263
Website: www.fairholmefunds.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Fund’s Prospectus dated July 22 , 2008 (the “Prospectus”).  Audited financial statements for the fiscal year ended November 30, 2007 are included in the Fund’s Annual Report to shareholders.  The Annual Report is incorporated into this SAI by reference.  You may obtain a copy of the Prospectus and shareholder reports, free of charge, by writing to Fairholme Funds, Inc. c/o U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), P.O. Box 701, Milwaukee, WI 53201-0701, by calling Fund Shareholder Servicing (“Shareholder Services”) toll free at 1-866-202-2263, or by downloading from the Fund’s website: www.fairholmefunds.com.

TABLE OF CONTENTS

THE FUND'S INVESTMENT POLICIES AND SECURITIES OPTIONS	3
DISCLOSURE OF PORTFOLIO HOLDINGS	10
INVESTMENT RESTRICTIONS	11
INVESTMENT MANAGER	12
THE INVESTMENT MANAGEMENT AGREEMENT	15
DIRECTORS AND OFFICERS	17
Audit Committee	19
Nominating and Corporate Governance Committee	19
Proxy Voting Committee	19
Compensation	19
Director Ownership of Fund Shares	20
CONTROL PERSONS AND SHAREHOLDERS OWNING IN EXCESS OF 5% OF FUND SHARES	21
PURCHASING AND REDEEMING SHARES	21
TAX INFORMATION	22
PORTFOLIO TRANSACTIONS	25
PERSONAL TRADING BY THE PORTFOLIO MANAGERS AND OTHER INSIDERS	26
CUSTODIAN	26
TRANSFER AGENT	26
ADMINISTRATOR	26
DISTRIBUTOR	27
OTHER SERVICES	27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
GENERAL INFORMATION	27
PROXY VOTING POLICIES AND PROCEDURES	28
FINANCIAL STATEMENTS	28
APPENDIX A - PROXY VOTING POLICY OF FAIRHOLME FUNDS, INC.	29

THE FUND'S INVESTMENT POLICIES AND SECURITIES OPTIONS

The Fund’s investment objective and the manner in which the Fund pursues its investment objective are generally discussed in the Prospectus.  This section provides additional information concerning the Fund's investment policies as well as strategies the Fund may use that are not part of the Fund's primary investment strategies. This section also describes additional risks associated with investing in the Fund.

The Fund is a non-diversified, open-end investment company, which means that the Fund can concentrate its investments in a smaller number of companies than a diversified fund. The Fund’s principal investment strategies are described in the Prospectus.

The Fund may invest in a variety of other securities.  The other types of securities in which the Fund may invest are listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of risks unique to the particular type of security.

SPECIAL SITUATIONS.  From time to time, the Fund intends to invest in special situations, which may involve purchases of securities, including but not limited to, equity securities, non-investment grade debt securities and securities of companies that are in default.  A special situation arises when, in the opinion of Fairholme Capital Management, L.L.C., the Fund’s investment adviser (the “Manager”), the securities of a company will, within a reasonably estimated time, appreciate in value due to company specific developments that are independent of general business or market conditions.  Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies.  Although large and well-known companies may be involved, special situations often involve greater risk than is found in the normal course of investing.   See “CREDIT RISK,” “INTEREST RATE RISK” and “INVESTMENT IN HIGH YIELD SECURITIES” below for a description of the risks of investing in debt and other fixed-income securities.

FOREIGN (NON-U.S.) SECURITIES.  The Fund may invest in securities of non-U.S. companies, including but not limited to, depository receipts and similar equity securities, corporate debt securities and short-term debt obligations of foreign governments and other foreign money-market instruments.  Short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by Standard & Poor’s (“S&P”) or a similar rating by another nationally recognized statistical rating organization (“NRSRO”).  Other debt securities of non-U.S. companies may be purchased without regard to NRSRO ratings and would generally fall under the category of “special situations.”  See “CREDIT RISK,” “INTEREST RATE RISK” and “INVESTMENT IN HIGH YIELD SECURITIES” below for a description of the risks of investing in debt and other fixed-income securities.

Investments in foreign companies involve certain risks not typically associated with investing in domestic companies.  An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations.  There may be less publicly available information about a foreign company than about a domestic company, because foreign companies may not be subject to the same degree of regulation as U.S. companies.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes.  Such taxes may reduce the net return to Fund shareholders.  Foreign securities are often denominated in a currency other than the U.S. dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values.  Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability that could negatively affect the Fund.

PREFERRED STOCK.  The Fund may invest in shares of preferred stock.  Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer's assets.  Dividends on preferred shares are generally payable at the discretion of the issuer's board of directors.  Accordingly, shareholders may suffer a loss of value if dividends are not paid.  The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer's creditworthiness.  Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

CONVERTIBLE SECURITIES.  Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates.  While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock.  Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as such stocks are anticipated to provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

DEBT SECURITIES.  The Fund may invest in corporate and U.S. Government debt securities.  Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered.  The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  The Fund may invest in debt securities that are non-investment grade or are in default in accordance with the “Special Situations” paragraph above.

U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities.  Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality.  There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.  In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate.  Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality.  While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government.  In the case of securities backed by the full faith and credit of the U.S. Government, shareholders are primarily exposed to interest rate risk.

CREDIT RISK.  The Fund’s investments are subject to credit risk.  An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations.  Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value.  The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.  The Fund does not rely on third party credit ratings to select its investments.

INTEREST RATE RISK.  The Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates.  Investments subject to interest rate risk usually decrease in value when interest rates rise and rise in value when interest rates decline.  Also, fixed-income securities with longer maturities typically experience a more pronounced change in value when interest rates change.

INVESTMENT IN HIGH YIELD SECURITIES.  The Fund’s investments in securities that are rated below investment grade by one or more NRSRO or rating agency (i.e., Ba3 and lower by Moody’s or BB- and lower by S&P and Fitch) or, if not rated, determined by the Manager to be of equivalent quality (“high yield securities”), are subject to greater risk of loss of principal and interest than higher-rated securities.  High yield securities are also generally considered to be subject to greater market risk than higher-rated securities and the capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.  In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

Although the Manager does not rely on the ratings of rating agencies in selecting such investments, debt securities rated Ba (including Ba1, Ba2 and Ba3) by Moody’s or BB (including BB+ and BB-) by S&P and Fitch are judged to have speculative elements or to be predominantly speculative with respect to the issuer’s ability to pay interest and repay principal.  Debt securities rated B (including B1, B2, B3, B+ and B-) by Moody’s, S&P, and Fitch are judged to have highly speculative characteristics or to be predominantly speculative.  Such securities may have small assurance of interest and principal payments.  Securities rated Baa (including Baa1, Baa2 and Baa3) by Moody’s are also judged to have speculative characteristics.

The market for high yield securities may be less liquid than the market for higher-rated securities, which can adversely affect the prices at which high yield securities can be sold.  Adverse publicity and investor perceptions about high yield securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of these securities.  To the extent that there is no established secondary market for high yield securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund’s assets.

Although the Manager will attempt to reduce the risk inherent in investing in high yield securities through credit analysis and attention to current developments and other trends affecting fixed-income securities, losses may occur.  Certain high yield securities in which the Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities.  Such securities may present risks based on prepayment expectations.  If an issuer exercises such a provision, the Fund’s income may decline as a result of a loss of the higher income from such securities.

Ratings of fixed-income securities by the NRSROs are a generally accepted barometer of credit risk, although the Manager does not rely on credit ratings in selecting investments.  Ratings are, however, subject to certain limitations.  The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  In addition, there may be varying degrees of difference in the credit risk of securities within each rating category.  Some securities are rated by more than one of the NRSROs, and the ratings assigned to the security by the rating agencies may differ.  In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if a security is rated by two or more rating agencies, the Manager will deem the security to be rated at the highest rating.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

MUTUAL FUNDS.  The Fund may not acquire securities issued by other registered investment companies, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and rules and regulations thereunder.  As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses.  Such fees and expenses will be borne indirectly by the Fund’s shareholders.

CONTROL OR OTHER SUBSTANTIAL POSITIONS RISK.  The Fund may make investments in the securities of a company for the purpose of affecting the management or control of the company, subject to applicable legal restrictions with respect to the investment.

These investments impose additional risks for the Fund other than a possible decline in the value of the investments.  The Fund, individually or together with other accounts managed by the Manager, may obtain a controlling or other substantial position in a public or private company (each, a “Portfolio Company”).  Should the Fund and other accounts managed by the Manager obtain such a position, the Manager may be required to make filings with the SEC concerning holdings in the Portfolio Company.  The application of statutory and regulatory requirements to the Fund or to the Manager and its affiliates could restrict activities contemplated by the Fund or the Manager and its affiliates with respect to a Portfolio Company or limit the time and the manner in which the Fund is able to dispose of its holdings or hedge such holdings. The Fund or the Manager and its affiliates may be required to obtain relief from the SEC or its staff prior to engaging in certain activities with respect to a Portfolio Company that could be deemed a joint arrangement under the 1940 Act.

The Fund may incur substantial expenses when taking control or other substantial positions in a company, and there is no guarantee that such expenses can be recouped.  In addition, the Fund’s investments could be frozen in minority positions and the Fund could incur substantial losses.

The Fund could be exposed to various legal claims by a Portfolio Company, its security holders and its creditors arising from, among other things, the Fund’s status as an insider or control person of a Portfolio Company or from the Manager’s designation of directors to serve on the boards of directors of a Portfolio Company.  Such legal claims include claims that the Fund or the Manager (as a controlling person) is liable for securities laws violations by the Portfolio Company or environmental damage or product defects caused by the Portfolio Company or failure to supervise the Portfolio Company.  Such legal claims also include claims that the Fund, as a control person or significant shareholder of the Portfolio Company, has a fiduciary responsibility to other shareholders in connection with the Fund’s voting or investment decisions with respect to its holdings of the Portfolio Company’s shares.  Notwithstanding the foregoing, neither the Fund nor the Manager intend to have unilateral control of any Portfolio Company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any Portfolio Company.

REAL ESTATE INVESTMENT TRUSTS.  The Fund may invest in real estate investment trusts (“REITs”).  Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property.  REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income.  REITs pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

REPURCHASE AGREEMENTS.  The Fund may invest a portion of its assets in repurchase agreements (“Repos”) with broker-dealers, banks and other financial institutions, provided that the Fund's custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities.  In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks). The repurchase price reflects an agreed-upon interest rate during the time of investment.  All Repos entered into by the Fund must be collateralized by U.S. Government debt securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund.  A Repo exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities.  If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold.  If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation.  To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

CASH RESERVES.  Although the Fund will normally hold a focused portfolio comprised primarily of equity securities, the Fund is not required to be fully invested in common stocks and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including, but not limited to, U.S. Government securities, money-market funds, Repos and other high quality money market instruments.  From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments.  The Fund and the Manager believe that a certain amount of liquidity in the Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities.  Under adverse market conditions when the Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a large percentage of the Fund’s total assets.  When the Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective and the Fund’s performance may be negatively affected as a result.

RESTRICTED AND ILLIQUID SECURITIES.  The Fund will not maintain more than 15% of its net assets in securities that the Manager determines to be illiquid.  Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors.  The sale of some illiquid and other types of securities may be subject to legal restrictions.  Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above.  The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933.  However, the Fund will generally not purchase private securities in privately held companies, absent a reasonable expectation that the securities purchased will be exchanged, converted, registered or otherwise made saleable on a public market within two years.  Restricted and illiquid securities are valued by the Manager in accordance with procedures approved by the Company's Board of Directors (“Board” or “Directors”) in a manner intended to reflect the fair market value of such securities.  Securities that are subject to substantial market and credit risk may have greater liquidity risk.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS.  The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery.  These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date.  The Fund may enter into such transactions when, in the Manager’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable.  The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

MARGIN PURCHASES.  The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Securities and Exchange Commission (“SEC”) under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps and other financial instruments.

INFLATION RISK.  This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.  This risk increases as the Fund invests a greater portion of its assets in fixed-income securities with longer maturities.

FUTURE DEVELOPMENTS.  The Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund’s investment objective and legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

MASTER-FEEDER OPTION.  Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing substantially all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund.  Although such an investment may be made in the sole discretion of the Directors, the Fund's shareholders will be given 30 days prior notice of any such investment.  There is no current intent to make such an investment.

PORTFOLIO TURNOVER.  For the Fund’s fiscal years ended November 30, 2007 and 2006, the Fund’s annual portfolio turnover rates were 14.10% and 20.27%,  respectively.  While the Fund’s strategies typically do not generate high portfolio turnover, the turnover rate is expected to vary materially from year to year, and may exceed the rates disclosed above.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average taxes on realized investment gains.  Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities (excluding short-term securities and U.S. Government debt securities) owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties.  Portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end.  The Fund may also make disclosures pursuant to a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund) as long as the recipient has been notified or has executed an agreement to the effect that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures.  The Fund reserves the right to request certifications from senior officers of a recipient that the recipient is using the information only in a manner consistent with Fund’s portfolio holdings disclosure policy and procedures and any applicable confidentiality agreement.  Consistent with the aforementioned, each of the following third parties has been approved to receive information concerning the Fund’s portfolio holdings: (i) the Fund’s independent registered public accounting firm, (ii) the Fund’s custodian, (iii) the Fund’s transfer agent, (iv) the Fund’s administrator and (v) the Fund’s accountant.  In addition, the Fund’s executive officers and chief compliance officer (or his/her designee) (“Authorized Persons”) may also authorize disclosure of the Fund’s portfolio holdings to other persons after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure and any conflicts of interest between the Fund and its shareholders and the interests of the Manager and any of its affiliates, and will report such authorizations to the Board.  Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation.  The Directors will at least annually review information regarding the nature of any such disclosures and recipients.  If the Directors determine that any such disclosure was inappropriate, the Directors will take such actions as they deem necessary and appropriate to protect the interests of shareholders.

The Fund believes that the foregoing policies and procedures reduce the likelihood of conflicts between the interests of shareholders and affiliates of the Fund.  Both the Manager and the Fund have Codes of Ethics that govern conflicts of interest and that are designed to minimize the possibility that employees of the Fund or the Manager will act in a manner inconsistent with their duties to the Fund and its shareholders.  No employee of the Fund or the Manager or its affiliates receives any compensation whatsoever in connection with proper disclosure of the Fund’s portfolio holdings.

INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.  As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy.  Except with respect to borrowing, changes in the values of the Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

(1)
The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(2)
The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to involve the issuance of a senior security.

(3)
The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

(4)
The Fund may not make loans, except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds, each as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.

(5)
The Fund may not purchase or sell commodities, except that the Fund may enter into futures contracts, options on futures contracts and privately-negotiated contracts for the current or future delivery of commodities.

(6)
The Fund may not purchase or sell real estate, except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

INVESTMENT MANAGER

Information on the Manager, Fairholme Capital Management, LLC, is set forth in the Prospectus.  This section contains additional information about the Manager and the persons primarily responsible for the day-to-day management of the Fund.

The Manager directly manages the investment portfolio of the Fund pursuant to an investment advisory agreement with the Company, on behalf of the Fund, and manages all other aspects and pays for all other non-extraordinary expenses (except commissions on portfolio transactions) related to the management and business affairs of the Fund under an operating services agreement with the Company, on behalf of the Fund.

Membership interests in the Manager are held by Gables Investment Partnership, LLLP and East Lane, LLC.  Bruce R. Berkowitz is the managing member of Gables Investment GP, LLC, the general partner of Gables Investment Partnership, LLLP, and the sole limited partner of Gables Investment Partnership, LLLP.  Mr. Berkowitz is also the managing member of East Lane, LLC.

Portfolio Management Team

The Fund is managed by a portfolio management team whose lead member, Bruce R. Berkowitz, is the Managing Member of the Manager.  He has served as the lead member of the portfolio management team since the Fund’s inception.  Mr. Berkowitz is also President and a Director of the Company.  Mr. Berkowitz has been Managing Member and Chief Investment Officer of the Manager since the Manager’s inception in 1997.  Mr. Berkowitz has approximately 24 years of investment management experience.

Listed below are the members of the portfolio management team, who are equally responsible for the day-to-day management of the Fund’s portfolio. These members advise Mr. Berkowitz prior to executing transactions on behalf of the Fund.

•
Charles M. Fernandez is an Analyst and the Chief Operating Officer of the Manager and serves as the Secretary of the Company.   He has served as a member of the portfolio management team since January 2008. From 2003 until 2007, Mr. Fernandez was the President of Lakeview Health Systems LLC, a privately-held healthcare company, where he continues to serve as a Director.  From 1999 to 2003, Mr. Fernandez was the Chief Executive Officer of Big City Radio, Inc., a publicly traded owner and developer of radio stations.  Additionally, from 1997 to 2003, he held various positions with IVAX Corporation, a publicly-traded manufacturer of generic drugs, serving most recently as a Director, and Chairman of the Audit Committee of the Board of Directors.  Mr. Fernandez has 23 years of management experience.

•
Paul R. Thomson is an Analyst and the Chief Financial Officer of the Manager and currently serves as the Treasurer of the Company. He has served as a member of the portfolio management team since January 2008. From 2004 to 2007, Mr. Thomson held various positions with Colliers-Seeley, Inc., a full service real estate brokerage firm, most recently as Managing Director and previously as Chief Financial Officer.  From 1996 to 2004, Mr. Thomson was Vice-President, Chief Financial Officer, and Treasurer of Big City Radio, Inc., a publicly traded owner and developer of radio stations.  He is a Certified Public Accountant and a member of the Institute of Chartered Accountants of England and Wales.  Mr. Thomson has 29 years of experience in public accounting and financial management.

•
Keith D. Trauner is a Senior Analyst and the Chief Compliance Officer of the Manager and a Director of the Company. He has served as a member of the portfolio management team since the Fund’s inception. Mr. Trauner was the Secretary/Treasurer of the Company from 2002 through February 2008 and has been a member of the portfolio management team since 2005.  Mr. Trauner joined the Manager in February 1999 and has 27 years of investment management experience.

The table below identifies each member of the portfolio management team and the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment company, privately offered pooled investment vehicles, and separate accounts.  Information in the table is shown as of the Fund’s fiscal year-end, November 30, 2007.  Asset amounts are approximate and have been rounded.

	Registered Investment Company+ (The Fairholme Fund) Total Assets through November 30, 2007		Privately Offered Pooled Investment Vehicles Total Assets through November 30, 2007		Separate Accounts Total Assets through November 30, 2007

Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Bruce R. Berkowitz	1	$6.4 billion	5	$644 million	562	$1.7 billion
Keith D. Trauner	1	$6.4 billion	5	$644 million	562	$1.7 billion
Charles M. Fernandez*	None	None	None	None	None	None
Paul R. Thomson*	None	None	None	None	None	None

+	The portfolio management team does not manage accounts for any other Registered Investment Company other than The Fairholme Fund.
*	Messrs. Fernandez and Thomson became members of the portfolio management team after the Fund’s fiscal year ended November 30, 2007.

Conflicts of Interest

The Manager seeks to treat all clients (including the Fund, pooled investment vehicles and separate accounts) fairly and equitably and has adopted policies and procedures designed to ensure that no client is disadvantaged over another where both clients have the ability to invest in similar securities.  Special attention is paid to situations where the activities of the Fund may conflict with the activities of other advisory clients so that the Fund is not disadvantaged.

Although all clients of the Manager have funds managed with the same overall investment philosophy, not all clients use the same specific investment strategies to achieve their goals.  Furthermore, different clients of the Manager have different restrictions on their permitted activities, whether by statute, contract or instruction of the client.  As a consequence of employing differing strategies and taking into account total asset size and investment restrictions, the Fund, privately-offered pooled vehicles, and separate accounts may own different securities and performance may materially differ.

Specifically, the pooled investment vehicles are typically permitted to invest without regard to liquidity, have “lock-up” or other provisions restricting liquidity on behalf of investors and may pursue strategies not available to the Fund or other clients including, but not limited to, the use of derivatives, short-selling, the purchase of unregistered securities in private companies or other investments prohibited by the 1940 Act, statute, law, charter or contract.

The Fund may use specific strategies not employed by separate account clients or pooled investment vehicles managed by the Manager due to its ability to pursue investments in, among other types of investments, distressed debt, special situations and illiquid securities.
Furthermore, separate accounts or pooled investment vehicles may be more concentrated in specific securities (and therefore generate higher or lower returns) than the account of the Fund, where concentrations are limited by the 1940 Act or other statutes.

Portfolio Management Team Compensation

The Company does not directly compensate any personnel of the Manager, including members of the portfolio management team.

Mr. Berkowitz’s compensation from the Manager is in the form of a share of the Manager’s total profits.  Messrs. Fernandez, Thomson, and Trauner each receives from the Manager a fixed salary and an annual bonus. The annual bonus, which is subject to the profitability of the Manager, is discretionary and based on Mr. Berkowitz’s assessment of the individual’s contributions to the Manager.

The Manager also receives management fees based on managed assets and may receive incentive compensation based on profits, if any, of privately offered pooled investment vehicles.  A portion of any such incentive compensation may be reallocated to members or partners that are affiliated with the Manager, including the members of the portfolio management team.

The Manager also receives management fees based on the managed assets of 562 separate accounts, which include individuals, corporations and other entities.

No member of the portfolio management team is compensated based directly on the performance of the Fund or the value of the Fund’s assets.

Ownership of Fund Securities

As of November 30, 2007, Mr. Berkowitz and his immediate family members owned shares of the Fund worth in excess of $1,000,000; Mr. Fernandez and his immediate family members did not own any shares of the Fund; Mr. Thomson and his immediate family members did not own any shares of the Fund; and Mr. Trauner and his immediate family members owned shares of the Fund in excess of $1,000,000.

As of May 30, 2008, officers and employees of the Manager, collectively, owned shares of the Fund worth in excess of $41 million.

THE INVESTMENT MANAGEMENT AGREEMENT

The Company has entered into an Investment Management Agreement (the “Management Agreement”) with the Manager.  Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Manager furnishes an investment program for the Fund; determines what investments should be purchased, sold and held; and makes changes on behalf of the Company in the investments of the Fund.  At all times, the Manager's actions on behalf of the Fund are subject to the overall supervision and review of the Board. The Manager also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund.  The Board has been advised of such potential conflicts and believes that the Manager has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

Pursuant to the Management Agreement, the Manager provides, or arranges to provide, administrative and all other services necessary to manage the business and day-to-day operational needs of the Fund including, but not limited to: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, directors’ fees, call center, fulfillment, travel, insurance, rent, printing, postage and other office supplies.  Under the Management Agreement, the Fund retains responsibility for portfolio commission expenses, acquired fund fees and expenses, and other extraordinary expenses, if any, including, but not limited to, litigation costs.

Under the Management Agreement, the Manager may, with the Company’s permission, employ third parties, including but not limited to affiliated service providers, to assist it in performing the various services required by the Fund.  The Manager is responsible for compensating such parties.

The Management Agreement provides that the Manager shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Management Agreement, except by reason of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Management Agreement, dated as of May 19, 2008, has an annual term.  However, the Management Agreement may be continued thereafter from year to year so long as its continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, and by a majority of the directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.  The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Management Agreement, the Company pays a management fee to the Manager for its provision of investment advisory and operating services to the Company.  The management fee is paid at an annual rate equal to 1.00% of the average daily net assets of the Fund.

Until May 23, 2008 , the Manager provided investment advisory services to the Fund under an Investment Advisory Agreement, and provided, or arranged to provide, all other services under a separate Operating Services Agreement.  Under the Investment Advisory Agreement, for its investment advisory services to the Fund, the Company paid to the Manager, on the last day of each month, a fee at an annual rate equal to 0.50% of the daily average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.  For the Fund’s fiscal years ended November 30, 2007, 2006 and 2005, the Fund paid $25,972,441, $12,574,173 and $3,726,736, respectively, in investment advisory fees to the Manager. Under the Operating Services Agreement, for its administrative and other services to the Fund, the Company paid to the Manager, on the last day of each month, a fee at an annual rate equal to 0.50% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.  For the Fund's fiscal years ended November 30, 2007, 2006, and 2005, the Fund paid $25,972,441, $12,574,173, and $3,726,736, respectively, in administrative fees to the Manager.

DIRECTORS AND OFFICERS

The Company is a Maryland corporation and is registered under the 1940 Act, as an open-end management investment company.  The Fund is the sole series of the Company.  The Board has overall responsibility for the conduct of the Company’s affairs.  The day-to-day operations of the Fund are managed by the Manager, subject to the Company’s Bylaws and overall supervision and review by the Board.  The Directors and Officers of the Company, including those Directors who are also officers, are listed below.

Name, Age & Address+	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Director	Other Directorships Held by Director
Interested Directors and Officers
Cesar L. Alvarez* Age 61	Director	Mr. Alvarez has served as a Director of the Company since May 19, 2008.	Chief Executive Officer of Greenberg Traurig, P.A. since 1997.	1	Chairman, Board of Directors, Pediatrix Medical Group, Inc.; Co-Leading Director, Watsco, Inc.; Director, Intrexon Corporation; Director, Texpack Inc.
Bruce R. Berkowitz* Age 50	Director, President	Mr. Berkowitz has served as a Director of the Company since its inception on December 29, 1999.	Managing Member, Fairholme Capital Management, LLC, a registered investment adviser, since October 1997.	1	Director, TAL International Group, Inc.; Director, White Mountains Insurance Group, Ltd.
Keith D. Trauner* Age 51	Director	Mr. Trauner has served as a Director of the Company since January 2002.	Portfolio Manager Analyst, and Chief Compliance Officer, Fairholme Capital Management LLC, a registered investment adviser since February 1999.	1	None

Name, Age & Address+	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Director	Other Directorships Held by Director
Independent Directors^
Terry L. Baxter Age 62	Independent Director	Mr. Baxter has served as a Director of the Company since May 19, 2008.	Retired. Prior thereto from 1993 to 2002, he served as President, Fund American Enterprises; Chairman of the Board, Source One Mortgage Services Corp.; and President of White Mountains Holdings.	1	Director, Main Street American Group
Howard S. Frank Age 67	Independent Director	Mr. Frank has served as a Director of the Company since May 7, 2007.	Vice Chairman and Chief Operating Officer, Carnival Corporation & plc.	1	Chairman, Steamship Mutual Trust; Vice Chairman, New World Symphony
Avivith Oppenheim, Esq. Age 58	Independent Director	Ms. Oppenheim has served as a Director of the Company since its inception on December 29, 1999.	Attorney-at-Law.	1	None
Leigh Walters, Esq. Age 61	Independent Director	Mr. Walters has served as a Director of the Company since its inception on December 29, 1999.	Vice-President and Director, Valcor Engineering Corporation. Attorney-at-Law.	1	Director, Valcor Engineering Corporation

+	Unless otherwise indicated, the address of each Director of the Company is 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.
*	Mr. Berkowitz, Mr. Trauner and Mr. Alvarez are each an interested person, as defined in the 1940 Act, of the Company because of their affiliation with the Manager.
^	Directors who are not “interested persons” of the Company as defined under the 1940 Act.
**	Each Director serves for an indefinite term. Each officer serves for an annual term and until his or her successor is elected and qualified.

Additional Officers of the Company

Name, Age & Address+	Position(s) Held with the Company	Term of Office & Length of Time Served*
Charles M. Fernandez Age 46	Secretary	Mr. Fernandez has served as an officer of the Company since January 2008.
Paul R. Thomson Age 52	Treasurer	Mr. Thomson has served as an officer of the Company since January 2008.

Larry S. Pitkowsky Age 43 51 JFK Parkway Short Hills, NJ 07078	Vice President	Mr. Pitkowsky has served as an officer of the Company since March 2008.
Kathryn Battistella Age 35 51 JFK Parkway Short Hills, NJ 07078	Chief Compliance Officer	Ms. Battistella has served as the Chief Compliance Officer of the Company since May 2006.

+	Unless otherwise indicated, the address of each Officer of the Company is 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.
*	Each officer serves for an annual term and until his or her successor is elected and qualified.

The Board of Directors has three standing committees - The Audit Committee, the Nominating and Corporate Governance Committee and the Proxy Voting Committee.

Audit Committee

The Board has formed an Audit Committee to oversee the financial reporting of the Fund, nominate independent auditors to conduct audits of the Fund's financial statements and perform other related duties.  The Audit Committee has adopted a charter to govern such activities.  The Audit Committee met three times during the fiscal year ended November 30, 2007.  The members of the Audit Committee are: Howard S. Frank (Chairperson), Avivith Oppenheim and Leigh Walters.

Nominating and Corporate Governance Committee

The Board has formed a Nominating and Corporate Governance Committee (“Nominating Committee”).  The Nominating Committee will recommend nominees to the Board for election and periodically review the composition of the Board. The Nominating Committee held three meetings during the 2007 fiscal year.  The Nominating Committee does not consider nominees recommended by shareholders as candidates for Board membership.  The members of the Nominating Committee are: Avivith Oppenheim (Chairperson), Leigh Walters, and Howard S. Frank.

Proxy Voting Committee

The Board has established a Proxy Voting Committee.  The Proxy Voting Committee considers proxies involving potential conflicts of interest and requests for waivers of the proxy voting policy.  The members of the Proxy Voting Committee are: Avivith Oppenheim, Leigh Walters, and Howard S. Frank.

Compensation

During the fiscal year ended 2007, each Director who is not an "interested person" of the Fund (i.e., an “Independent Director”) received an annual retainer of $30,000 with an additional $7,500 paid to the Chairman of the Audit Committee.  Effective January 2008, the Board, upon the recommendation of management, taking into account the Fund’s growth and increased oversight requirements due to such growth, voted to increase (i) the annual retainer paid to Independent Directors to $60,000 and (ii) the annual compensation of the Chairman of the Audit Committee to $15,000. All Directors are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings.  Pursuant to its obligations to the Company under the Management Agreement, the Manager is responsible for paying compensation, if any, to each of the Company's Independent Directors.

The table below sets forth the compensation paid to Directors for the Fund’s fiscal year ended November 30, 2007:

NAME OF DIRECTOR	AGGREGATE COMPENSATION FROM THE FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND’S EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION PAID TO DIRECTOR

Cesar L. Alvarez†	$-0-	$-0-	$-0-	$-0-
Bruce R. Berkowitz	$-0-	$-0-	$-0-	$-0-
Keith D. Trauner	$-0-	$-0-	$-0-	$-0-
Terry L. Baxter†^	$-0-	$-0-	$-0-	$-0-
Howard S. Frank^	$26,250	$-0-	$-0-	$26,250
Avivith Oppenheim^	$32,976	$-0-	$-0-	$32,976
Joel L. Uchenick^*	$18,750	$-0-	$-0-	$18,750
Leigh Walters^	$32,521	$-0-	$-0-	$32,521

†  Mr. Alvarez and Mr. Baxter were elected as Directors of the Fund effective May 19, 2008.
^  Directors who are not “interested persons” of the Company as defined under the 1940 Act.
*  Joel L. Uchenick was an Independent Director of the Fund until he passed away in May 2007.

Director Ownership of Fund Shares

As of December 31, 2007, the Directors owned the following aggregate amounts of Fund shares:

NAME OF DIRECTOR	DOLLAR RANGE OF FUND SHARES HELD IN THE FUND	AGGREGATE DOLLAR RANGE IN ALL FUNDS OVERSEEN BY DIRECTOR IN COMPANY

Cesar L. Alvarez†	None	None
Bruce R. Berkowitz	Over $100,000	Over $100,000
Keith D. Trauner	Over $100,000	Over $100,000
Terry L. Baxter†^	None	None
Howard S. Frank^	Over $100,000	Over $100,000
Avivith Oppenheim^	Over $100,000	Over $100,000
Leigh Walters^	Over $100,000	Over $100,000

†   Mr. Alvarez and Mr. Baxter were elected as Directors of the Fund effective May 19, 2008.
^   Directors who are not “interested persons” of the Company as defined under the 1940 Act.

As of May 30, 2008 the Directors and officers of the Fund (and their affiliates) , as a group, owned 1,285,300 shares, or less than 1% of the Fund's outstanding shares.

CONTROL PERSONS AND SHAREHOLDERS OWNING IN EXCESS OF 5% OF FUND SHARES

As of May 30, 2008, the following persons owned 5% or more of the Fund’s outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF SHARES OWNED	% OWNERSHIP OF TOTAL FUND SHARES	TYPE OF OWNERSHIP
Charles Schwab 101 Montgomery St. San Francisco, CA 94104	67,501,442	24.72%	Record

National Financial Services, LLC 200 Liberty St. New York, NY 10281	66,128,679	24.22%	Record

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	31,500,628	11.54%	Record

TD Ameritrade P.O. Box 2226 Omaha, NE 68103	15,364,816	5.63%	Record

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of the Fund's shares will be made at net asset value (“NAV”).  The Fund's per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business and is based on closing prices of the Fund’s portfolio securities as of the close of regular trading hours on the NYSE, currently 4:00 p.m., Eastern Standard Time.  In the event that the NYSE closes early, NAV will be determined based on prices prevailing as of the close of trading on the NYSE.  For purposes of computing the NAV of a share of the Fund, securities traded on securities exchanges or in the over-the-counter market in which transaction prices are reported are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.

The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio.  Securities for which quotations are not available or deemed unreliable as well as restricted securities (and any other assets) are valued at a fair market value as determined in good faith by the Manager pursuant to the Fund’s fair value pricing procedures, subject to the review and supervision of the Board.

The Manager may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded or suspension of trading in the security.  In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S. markets are open and some markets may remain open after the Fund values its securities at 4:00 p.m., Eastern Standard Time.

When the Fund holds securities traded in foreign markets that are open when U.S. markets are closed, significant events, including company specific developments or broad foreign market moves may affect the value of foreign securities held by the Fund.  Consequently, the Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund.  While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed income securities or other assets held by the Fund.

The Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day.  Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.  Since the Fund generally does not charge sales fees, the NAV is the offering price for shares of the Fund.  The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

An example of how the Fund calculated its total offering price per share as of November 30, 2007 is as follows:

Net Assets	=	Net asset value per share
Shares Outstanding

$6,463,009,344	=	$32.30
200,079,333

TAX INFORMATION

The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Fund qualifies to be taxed as a regulated investment company (as discussed below).  Such information is only a summary of certain key federal income tax considerations and is based on current law.  No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders.  Investors should consult their own tax advisers with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to their own particular situations.

Qualification as a Regulated Investment Company.  The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.  To qualify as a RIC, the Fund must, among other requirements, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, or net income derived from interests in certain publicly traded partnerships.

If for any tax year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.  Failure to qualify as a RIC would thus have a negative impact on the Fund's income and performance.  It is possible that the Fund will not qualify as a RIC in any given tax year.

If the Fund qualifies as a RIC and distributes at least 90% of its investment company taxable income (taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses), the Fund will not be subject to federal income tax on the investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed.  However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gain.  Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Excise Tax.  The Fund will avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income for the twelve-month period ending on October 31 (or November 30 if elected by the Fund) of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year.  For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year.  The Fund intends to make sufficient distributions to avoid liability for the excise tax.  The Fund may be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxation of the Non-Corporate Shareholder.  Distributions of the Fund's investment company taxable income are taxable to you as ordinary income.  A portion of the Fund’s distributions may be treated as “qualified dividend income,” which may be taxable through 2010 to individuals, trusts and estates at lower federal tax rates.  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.  To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Distributions of the Fund’s net short-term capital gains are taxable to you as ordinary income.  Distributions of the Fund’s net long-term capital gains are taxable to you as long-term capital gains.  Long-term is defined as securities held for more than one year at the time of the sale or exchange.  Short-term is defined as securities held for one year or less at the time of sale or exchange.

Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  A return of capital distributions reduces your tax basis in the shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares.  Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution.  The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund’s income is derived from qualifying dividends from domestic corporations.  Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%.  The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends received deduction.

If a shareholder fails to furnish his social security or other taxpayer identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him.  Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.  The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

In general, you will recognize a gain or loss on a sale or exchange of shares of the Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares.  All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.  Any capital loss arising from the sale or exchange of shares held for one year or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.

Foreign Taxes.  Income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the Manager.  In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Manager to seek the best execution of orders at the most favorable price.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of considerations. Among these are the Manager's evaluation of the broker-dealer's efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer's spread, the size and difficulty of the order, the nature of the market for the security, and operational capabilities of the broker-dealer.  The Manager will not take into account the sale of Fund shares when selecting brokers to execute portfolio transactions.

The Manager may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions.  In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions.  However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions.  The Manager normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities.  The Manager may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price.  In some instances, the Manager feels that better prices are available from non-principal market makers who are paid commissions directly.  For the fiscal years ended November 30, 2007, November 30, 2006 and November 30, 2005, the Fund paid brokerage commissions of $1,058,747, $568,118 and $467,178, respectively.  The increase in brokerage commissions from November 30, 2005 to November 30, 2007 was primarily due to the sizeable increase in net capital subscriptions to the Fund and the related investment of such assets.

The Manager may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other advisory client, including any partnership or private account where principals and employees of the Manager have an interest, for the purposes of obtaining a more favorable transaction price or achieving fair and equitable allocations.  If an aggregated trade is not completely filled, then the Manager allocates the trade among the Fund and other advisory clients, as applicable, on a pro rata basis or such other allocation method that, in the opinion of the Manager, will result in fairness to all participants.  Exemptions to trade allocation policies are permitted on a case-by-case basis when judged by the Manager to be fair and reasonable to the Fund and any other accounts involved.  For example, allocation of investments among other advisory clients and the Fund may not be similar due to, among other reasons, differences in investment objectives, investment strategies and policies, investment restrictions, cash positions, timing and/or asset size.  Since the Fund’s objective will differ at times from those of other advisory clients, it is possible the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients, and advisory clients may purchase or own securities not purchased or owned by the Fund.

PERSONAL TRADING BY THE PORTFOLIO MANAGERS AND OTHER INSIDERS

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund and the Manager have adopted Codes of Ethics (“Codes”) restricting personal securities trading by certain persons who are affiliated with the Fund and/or the Manager.  These Codes are on public file and are available from the SEC.  While the Codes permit personal transactions by these persons in securities held or to be acquired by the Fund, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

CUSTODIAN

U.S. Bank, N.A. (“Custodian”), 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, is custodian for the securities and cash of the Fund.  Under the Custody Agreement, the Custodian holds the Fund’s portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as Fund Accountant and Transfer Agent to the Fund pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement among the Company, the Manager (with respect to the compensation section only), and USBFS.  Under the Fund Accounting Servicing Agreement, USBFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services.  USBFS will receive a fund accounting fee which will be billed to the Manager on a monthly basis.

Under the Transfer Agent Servicing Agreement, USBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to:  (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state.  USBFS will receive a transfer agent fee which will be billed to the Manager on a monthly basis.

ADMINISTRATOR

USBFS serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement among the Fund, the Manager (with respect to the compensation section only), and USBFS.  USBFS, which is affiliated with the Fund’s distributor, provides the following services under the Fund Administration Servicing Agreement.  USBFS (i) facilitates general Fund management; (ii) monitors Fund compliance with federal and state regulations; (iii) supervises the maintenance of the Fund’s general ledger and prepares the Fund’s monthly financial statements; and (iv) prepares other specified financial and tax reports and information.

Effective February 20, 2007, under the Fund Administration Servicing Agreement, USBFS receives an administration fee from the Fund at an annual rate of .01% on the first $3.5 billion and 0.0075% on the balance above $3.5 billion.  Fees are billed to the Manager on a monthly basis.

DISTRIBUTOR

On January 22, 2007, Quasar Distributors, LLC (the “Distributor”), an affiliate of USBFS, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, was approved to serve as distributor for the Fund effective February 20, 2007.  The Distribution Agreement is effective for an initial term of two years and shall continue in effect for successive one-year periods, provided such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors, or vote of a majority of outstanding shares of the Fund.  The offering of the Fund’s shares is continuous.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.  The Distributor is a Delaware limited liability company that is wholly owned by U.S. Bancorp.

OTHER SERVICES

The Company has entered into a service agreement with FCM Services, Inc., a wholly owned subsidiary of the Manager, pursuant to which FCM Services, Inc. provides call center and administrative services to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 1700 Market Street, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm.

GENERAL INFORMATION

The Company was incorporated in Maryland on September 30, 1999 and is an open-end management investment company registered under the 1940 Act.  The Fund is non-diversified and the sole series of the Company.  The Board manages the affairs of the Company.  The Board has delegated the day-to-day operations of the Fund to the Manager, which operates the Fund under the Board's general supervision.

The Company’s Articles of Incorporation permit the Board to issue 400,000,000 shares of common stock.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares being offered by the Company.

Shareholders are entitled to: one vote per full share; to such distributions as may be declared by the Company’s Board out of funds legally available; and upon liquidation, to participate ratably in the assets available for distribution.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors.  The shares are redeemable and are fully transferable.  All shares issued and sold by the Fund will be fully paid and nonassessable.

According to the law of Maryland under which the Company is incorporated and the Company’s Bylaws, the Company is not required to hold an annual meeting of shareholders unless required under the 1940 Act.  Accordingly, the Company will not hold annual shareholder meetings unless required under the 1940 Act.  Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors.  The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding shares.

PROXY VOTING POLICIES AND PROCEDURES

The Board has approved proxy voting policies and procedures for the Company. A copy of the Company’s proxy voting policies and procedures is attached to this SAI as Appendix A.  These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Fund.  Records of the Fund’s proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge on the Fund’s website www.fairholmefunds.com; upon request, by calling Shareholder Services toll free at 1-866-202-2263; or by writing to the Company at U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, and (ii) on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for its fiscal year ended November 30, 2007 and the report of Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, are incorporated herein by reference to the Fund’s annual report.  The annual report was filed on Form N-CSR with the SEC on January 31, 2008.  Each report is available without charge upon request by calling Shareholder Services toll free at 1-866-202-2263, or by visiting the Fund’s website at www.fairholmefunds.com.

 APPENDIX A
PROXY VOTING POLICY OF FAIRHOLME FUNDS, INC.

PREFACE

Fairholme Funds, Inc. (the “Company”) is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Company is a series company, meaning that it can offer an indefinite number of series of Company shares (each such series a “Fund” and together the “Funds”).  The Company currently offers shares of a single Fund, but may offer shares of additional Funds in the future.  Although this policy will address itself to a single Fund, this policy applies equally with respect to the Company’s currently existing Fund and any future Funds that may be offered by the Company.

The Company’s affairs are generally managed by its Board of Directors (the “Board” or the “Directors”).  Among its obligations to the Fund’s shareholders, the Board is responsible for voting all proxies related to securities held in each Fund’s investment portfolio.  The Board, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the “Policy”) to reflect its commitment to vote all proxies in a manner consistent with the best interests of the Fund’s shareholders.  The Board or its designated agent(s), consistent with their duty of care, will monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues. Consistent with its duty of loyalty, The Board or its designated agent(s) will, in all cases, vote such proxies in a manner designed to promote shareholders’ best interests.

KEY PROXY VOTING ISSUES

1.           General Policies

All proxy solicitations shall be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the Fund’s stated investment objectives.  The Board or its designated agent(s) will give great weight to the views of the issuer’s management, and in most cases will vote in favor of management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Fund’s shareholder value or conflict with the Fund’s policies regarding management and corporate governance.  In such cases, the Board or its designated agent(s) will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Fund’s shareholders.

2.           Boards of Directors

Electing directors is one of the most important rights of stock ownership that company shareholders can exercise.  The Company believes that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the Board or its designated agent(s) will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company’s shareholders.  The Board or its designated agent(s) will consider the following factors in deciding how to vote proxies relating to director elections:

•
In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether the Board or its designated agent(s) votes to re-elect the director(s) – The Board or its designated agent(s) will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company’s performance.

•
Whether the slate of director nominees promotes a majority of independent directors on the full board – The Board believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

•	A director nominee’s attendance at less than 75% of required meetings – frequent non-attendance at board meetings will be grounds for voting against re-election.

•
Existence of any prior SEC violations and/or other criminal offenses – The Board will not vote in favor of a director nominee who, to Board or its designated agent(s) actual knowledge, is the subject of SEC or other criminal enforcement actions.

The Board believes that it is in the shareholders’ best interests to have knowledgeable and experienced directors serving on a company’s board.  To this end, The Board believes that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors.  When called upon to vote for director compensation proposals, the Board or its designated agent(s) will consider whether such proposals are reasonable in relation to the company’s performance and resources, and are designed to attract qualified personnel yet do not overburden the company or result in a “windfall” to the directors.  The Board or its designated agent(s) will carefully consider proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to directors, The Board or its designated agent(s) will vote against any proposal that clearly benefits directors at the expense of shareholders (excepting reasonable compensation to directors), and in favor of all proposals that do not unreasonably abrogate the rights of shareholders.  As previously stated, each issue will be analyzed on an item-by-item basis.

3.           Corporate Governance

Corporate governance issues may include, but are not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company.  When called upon to vote on such items, the Board or its designated agent(s) shall consider, without limitation, the following factors:

i.           Corporate Defenses.  Although the Board or its designated agent(s) will review each proposal on a case-by-case basis, the Board or its designated agent(s) will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion.  The Board or its designated agent(s) will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii.           Corporate Restructuring.  These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations.  In determining how to vote on these types of proposals, the Board or its designated agent(s) will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii.           Capital Structure.  Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock.  As such, the Board or its designated agent(s) will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring.  The Board or its designated agent(s) will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, it is believed that such action may lead to a concentration of voting power in the hands of few insiders.

iv.           Executive Compensation.  The Board believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values.  The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the company.  Therefore, the Board or its designated agent(s) will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance.  The Board or its designated agent(s) will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

The Board or its designated agent(s) will vote against shareholder proposals that summarily restrict executive compensation without regard to the company’s performance, and will generally vote in favor of shareholder proposals that seek additional disclosures on executive compensation.

v.           Independent Registered Public Accounting Firm.  The engagement, retention and termination of a company’s independent auditors must be approved by the company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors’ fees.  In reliance on the audit committee’s recommendation, The Board or its designated agent(s) generally will vote to ratify the employment or retention of a company’s independent auditors unless the Board or its designated agent(s) is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company’s financial position.

4.           Shareholder Rights

State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company.  When called upon to vote on such items, the Board or its designated agent(s) will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company.  In all cases, the Board or its designated agent(s) will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

5.           Social and Environmental Issues

When called upon to vote on items relating to social and environmental issues, the Board or its designated agent(s) will consider the following factors:

•	Whether the proposal creates a stated position that could negatively affect the company’s reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;
•	The percentage of assets of the company that will be devoted to implementing the proposal;
•	Whether the issue is more properly dealt with through other means, such as through governmental action;
•	Whether the company has already dealt with the issue in some other appropriate way; and
•	What other companies have done in response to the issue.

While the Board generally supports shareholder proposals that seek to create good corporate citizenship, the Board or its designated agent(s) will vote against proposals that would tie up a large percentage of the assets of the company.  The Board believes that such proposals are inconsistent with its duty to seek long-term value for Fund shareholders.  The Board or its designated agent(s) will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable.  The Board or its designated agent(s) will generally vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

PROXY VOTING PROCEDURES
of
FAIRHOLME FUNDS, INC.

1.           The Proxy Voting Officer

The Board hereby designates the President and Treasurer of the Company as the persons responsible for voting all proxies relating to securities held in the Fund’s portfolio (the “Proxy Voting Officers”), subject to the authority of the Proxy Voting Committee (as defined herein) set forth in Section 2 below.  Either person may act on behalf of the Fund, and there shall be no requirement that both Proxy Voting Officers vote together.  The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit.  The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund’s shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Proxy Voting Committee (as defined below) stating the facts and reasons for the Proxy Voting Officer’s belief.  The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Proxy Voting Committee.

In addition, if, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund’s shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer’s belief and shall present such summary to the Board along with other reports required in Section 4 below.

2.           Proxy Voting Committee

The Board has formed a proxy voting committee (the “Proxy Voting Committee”), which is composed solely of the independent directors of the Company, to evaluate and determine (i) requests for waivers of this Policy and (ii) proxy solicitations that present a potential conflict of interest as discussed in Section 3 below.

3.           Conflict of Interest Transactions

The Proxy Voting Officer shall submit to the Proxy Voting Committee all proxy solicitations that, in the Proxy Voting Officer’s reasonable belief, present a conflict between the interests of the Fund’s shareholders on one hand, and those of a Director, Officer, Adviser, Sub-Adviser (if any), Principal Underwriter or any of its affiliated persons/entities (each, an “Affiliated Entity”).  Conflict of interest transactions include, but are not limited to, situations where:

•	an Affiliated Entity promotes a proxy proposal or is deemed to be the beneficial owner of 10% or more of a class of the issuer’s securities to which the proxy relates;

•
an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s), when such relationship is of such closeness and intimacy that it would reasonably be construed to be of such nature that it would negatively affect the judgment of the Affiliated Entity;

•	an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

•	an Affiliated Entity has a personal or business relationship with a candidate for directorship; or

•	an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Proxy Voting Committee shall include the name of the Affiliated Entity whose interests in the transaction are believed to conflict with the interests of the Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer’s possession that would enable the Proxy Voting Committee to make an informed decision on the matter.  The Proxy Voting Committee may seek the recommendation of an independent third party with respect to any such matter. The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Proxy Voting Committee.

4.           Report to the Board of Directors

The Proxy Voting Officer shall compile and present to the Board a quarterly report of all proxy solicitations received by the Fund, including for each proxy solicitation, (i) the name of the issuer, (ii) the exchange ticker symbol for the security, (iii) the CUSIP number, (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on, (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner.

5.           Responding to Fund Shareholders’ Request for Proxy Voting Disclosure

Consistent with this Policy, the Company shall, not later than August 31 of each year, submit a complete record of its proxy voting record to be filed with the Securities and Exchange Commission for the twelve-month period ending June 30th of such year on SEC Form N-PX.  In addition, the Proxy Voting Officer shall make the Fund’s proxy voting record available to any Fund shareholder who may wish to review such record through the Company’s website.  The Company’s website shall notify shareholders of the Fund that the Fund’s proxy voting record and a copy of this Policy is available, without charge, to the shareholders by calling the Company’s toll-free number as listed in its current Prospectus. The Company shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

6.           Record Keeping

In connection with this Policy, the Proxy Voting Officer shall maintain a record of the following:

•	copies all proxy solicitations received by the Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;

•	a reconciliation of the proxy solicitations received and number of shares held by the Fund in the soliciting issuer;

•	the analysis undertaken to ensure that the vote cast is consistent with this Policy;

•	copies, if any, of any waiver request submitted to the Proxy Voting Committee along with the Proxy Voting Committee’s final determination relating thereto;

•	copies, if any, of all documents submitted to the Proxy Voting Committee relating to conflict of interest situations along with the Proxy Voting Committee’s final determinations relating thereto;

•	copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

•	copies of all votes cast;

•	copies of all quarterly summaries presented to the Board; and

•	copies of all shareholder requests for the Fund’s proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Company pursuant to applicable rules and regulations promulgated under the 1940 Act.

FAIRHOLME FUNDS
PART C

OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)	ARTICLES OF INCORPORATION

	(1)	ARTICLES OF INCORPORATION — Incorporated by reference to Original Registration Statement on Form N-1A, filed on October 6, 1999.

	(2)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on March 28, 2006.

	(3)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on March 28, 2006.

	(4)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on May 19, 2006.

	(5)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on March 29, 2007.

	(6)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(7)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(8)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

(b)	AMENDED AND RESTATED BY-LAWS — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

(c)	INSTRUMENTS DEFINING RIGHTS OF SHAREHOLDERS — None, See Articles of Incorporation

(d)	INVESTMENT MANAGEMENT AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 23, 2008.

(e)	UNDERWRITING AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on March 29, 2007.

(f)	BONUS OR PROFIT SHARING CONTRACTS — None.

(g)	CUSTODIAN AGREEMENT

	(1)	CUSTODIAN AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on March 29, 2007.

	(A)	First Addendum to Custody Agreement — Filed herewith.

(h)	OTHER MATERIAL CONTRACTS

(1)
AMENDED AND RESTATED FUND ADMINISTRATION SERVICING AGREEMENT dated October 18, 2007 — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(2)	TRANSFER AGENT SERVICING AGREEMENT — Incorporated by reference to Post-Effective Amendment No.11 to the Registration Statement on Form N-1A, filed on March 29, 2007.

	(3)	FUND ACCOUNTING SERVICING AGREEMENT — Incorporated by reference to Post-Effective Amendment No.11 to the Registration Statement on Form N-1A, filed on March 29, 2007.

	(4)	OPERATING SERVICES AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on March 29, 2007.

	(5)	CALL CENTER AND COMPLIANCE SERVICES AGREEMENT dated January 22, 2007 — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(6)	POWER OF ATTORNEY for Howard Frank — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(7)	POWER OF ATTORNEY for Avivith Oppenheim — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(8)	POWER OF ATTORNEY for Keith Trauner — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(9)	POWER OF ATTORNEY for Leigh Walters — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(10)	POWER OF ATTORNEY for Cesar Alvarez Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 23, 2008.

	(11)	POWER OF ATTORNEY for Terry Baxter Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 23, 2008.

(i)	LEGAL OPINION & CONSENT — Filed herewith.

(j)	CONSENT OF INDEPENDENT AUDITORS — Filed herewith.

(k)	OMITTED FINANCIAL STATEMENTS — Not applicable.

(l)	INITIAL CAPITAL AGREEMENTS — Incorporated by reference to Pre-Effective Amendment No. 2 to Original Registration Statement on Form N-1A, filed on December 29, 1999.

(m)	RULE 12b-1 PLAN — Not Applicable.

(n)	RULE 18f-3 PLAN — Not Applicable.

(o)	RESERVED.

(p)	CODES OF ETHICS.

	(1)	CODE OF ETHICS FOR THE FUND — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

(2)	CODE OF ETHICS FOR THE ADVISER — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Fund.

ITEM 25.  INDEMNIFICATION

(a) General.  The Articles of  Incorporation (the Articles) of the Corporation provide that to the fullest extent permitted by Maryland and federal statutory and decisional  law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or the holders of shares for money damages for breach of  fiduciary duty as a director and each director and officer shall be indemnified by the Corporation; provided, however, that  nothing  herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or the holders of shares to which such director or officer would otherwise be subject by reason of breach of the director's or officer's duty of loyalty to the Corporation or its stockholders, for acts or  omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit.

The By-Laws of the Corporation, Article VI, provide that the Corporation shall indemnify to the fullest extent  required or permitted under Maryland law or The Investment  Company Act of 1940, as either may be amended from time to time, any individual who is a director or officer of the Corporation and who, by reason of his or he  position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a Proceeding) against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law or the Investment Company Act of 1940.

(b) Disabling Conduct. No director or officer shall be protected against any liability to the Corporation or its shareholders if such director or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as Disabling Conduct).

Article 2-418 of the General Corporation Laws of Maryland provides that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate; (ii) special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefore and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or (iii) the stockholders.

(c) Standard of Conduct. The Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.  No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification. A director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding hall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding.  In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment. The Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. Such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director  or officer to be  indemnified provides a security for his undertaking; (2) the Corporation  shall be insured against  losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available  facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither interested  persons of the Corporation, as defined in Section 2(a)(19) of the Investment  Company Act of 1940, nor parties to the Proceeding; or (ii) an independent  legal counsel in a written opinion.

(f) Insurance. To the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

None.

ITEM 27.  PRINCIPAL UNDERWRITER

(a)           Quasar Distributors, LLC, the Registrant’s principal underwriter, also acts as principal underwriter for the following investment companies:

Academy Funds Trust	Intrepid Capital Management Funds Trust
Advisors Series Trust	Jacob Internet Fund, Inc.
AIP Alternative Strategies Funds	Jensen Portfolio, Inc.
Allied Asset Advisors Funds	Julius Baer Global Equity Fund, Inc.
Alpine Equity Trust	Julius Baer Investment Funds
Alpine Income Trust	Kensington Funds
Alpine Series Trust	Keystone Mutual Funds
Brandes Investment Trust	Kiewit Investment Fund, LLLP
Brandywine Blue Funds, Inc.	Kirr Marbach Partners Funds, Inc
Brazos Mutual Funds	LKCM Funds
Bridges Investment Fund, Inc.	Masters' Select Funds Trust
Buffalo Balanced Fund, Inc.	Matrix Advisors Value Fund, Inc.
Buffalo Funds	Monetta Fund, Inc.
Buffalo High Yield Fund, Inc.	Monetta Trust
Buffalo Large Cap Fund, Inc.	MP63 Fund, Inc.
Buffalo Small Cap Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo USA Global Fund, Inc.	Permanent Portfolio Family of Funds, Inc.
Country Mutual Funds Trust	Perritt Funds, Inc.
Cullen Funds Trust	Perritt Microcap Opportunities Fund, Inc.
Empiric Funds, Inc.	Primecap Odyssey Funds

Everest Funds	Prospector Funds, Inc.
Fairholme Funds, Inc.	Prudent Bear Funds, Inc.
First American Funds, Inc.	Purisima Funds
First American Investment Funds, Inc.	Quaker Investment Trust
First American Strategy Funds, Inc.	Rainier Investment Management Mutual Funds
Fort Pitt Capital Funds	Rockland Funds Trust
Glenmede Fund, Inc.	Summit Mutual Funds, Inc.
Glenmede Portfolios	Thompson Plumb Funds, Inc.
Greenspring Fund, Inc.	TIFF Investment Program, Inc.
Guinness Atkinson Funds	Trust for Professional Managers
Harding Loevner Funds, Inc.	Underlying Funds Trust
Hennessy Funds Trust	USA Mutuals Funds
Hennessy Funds, Inc.	Wexford Trust
Hennessy Mutual Funds, Inc.	Wisconsin Capital Funds, Inc.
Hotchkis & Wiley Funds	WY Funds

(b)           To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Andrew M. Strnad	Secretary	None
Joe D. Redwine	Board Member	None
Robert Kern	Board Member	None
Eric W. Falkeis	Board Member	None
Susan LaFond	Treasurer	None
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)           No commissions were paid to a principal underwriter by the Fund.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Transfer Agent and Fund Accountant	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Fairholme Capital Management, L.L.C. 4400 Biscayne Blvd. Miami, FL 33137
Registrant’s Custodian	U.S. Bank, National Association 1555 N. River Center Dr., Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan St Milwaukee, WI 53202

ITEM 29.  MANAGEMENT SERVICES

None

ITEM 30.  UNDERTAKINGS

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized in the city of Miami, and state of Florida on the 22nd day of July, 2008.

FAIRHOLME FUNDS, INC.

/s/Bruce R. Berkowitz
By: BRUCE R. BERKOWITZ
President

Pursuant to the requirements of the 1933 Act, this Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Name	Title	Date

/s/Bruce R. Berkowitz Bruce R. Berkowitz	President & Director	July 22, 2008

/s/Paul R. Thomson Paul R. Thomson	Treasurer	July 22, 2008

/s/Keith D. Trauner* Keith D. Trauner	Director	July 22, 2008

/s/ Howard S. Frank * Howard S. Frank	Director	July 22, 2008

/s/ Avivith Oppenheim, Esq. * Avivith Oppenheim, Esq.	Director	July 22, 2008

/s/ Leigh Walters, Esq. * Leigh Walters, Esq.	Director	July 22, 2008

/s/Terry L. Baxter * Terry L. Baxter	Director	July 22, 2008

/s/Cesar L. Alvarez * Cesar L. Alvarez	Director	July 22, 2008

* By /s/Bruce R. Berkowitz Bruce R. Berkowitz Attorney-in-Fact

EXHIBIT INDEX

Exhibit	Exhibit No.

First Addendum to Custody Agreement	EX-99.g.1.A

Legal Opinion & Consent	EX-99.i

Consent of Independent Auditors	EX-99.j